Fiscal Second Quarter 2026 Earnings Key Highlights © ScanSource 2026 Consolidated For the quarter, our team delivered net sales and gross profit growth in both segments, along with strong free cash flow. We are committed to our three-year goals that align with our strategic plan.” Mike Baur Chair and CEO, ScanSource, Inc. Strong Q2 and YTD Cash Flow, Executing Strategic Plan Organic Net Sales Growth in Both Segments New 5-Year Credit Facility to Support Growth Strategy Net Sales and Gross Profit Growth in Both Segments Specialty Technology Solutions Segment Intelisys & Advisory Segment Q2 Net Sales +3% Y/Y $767M Q2 Gross Profit +1% Y/Y $103M, 13.4% margin STS, Net Sales +3% Y/Y $742M STS, Gross Profit +1% Y/Y $78M, 10.5% margin I&A, Net Sales +3% Y/Y $25M I&A, Gross Profit +3% Y/Y $25M, 98.8% margin

* Non-GAAP measure For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource’s second quarter fiscal year 2026 news release issued on February 5, 2026, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section [click here]. Second Quarter Operating Metrics 3-Year Strategic Goals Fiscal Year 2026 Annual Outlook updated February 5, 2026 © ScanSource 2026 2 Net Sales $3.0 billion to $3.1 billion Adjusted EBITDA* $140 million to $150 million Free Cash Flow* At least $80 million Gross Profit Growth CAGR Recurring Revenue GP as % Gross Profit Adjusted EBITDA Margin* Free Cash Flow Conversion as % Non-GAAP Net Income* Adjusted ROIC* 5%-7% Build to 50% ~6% Consistent 80%+ annual basis Mid-Teens $0.75 per share GAAP Diluted EPS +7% Y/Y $31.2M, -12% Y/Y Adjusted EBITDA* 4.07% Adjusted EBITDA Margin* $54M YTD Operating Cash Flow $50M YTD Free Cash Flow* $0.80 per share Non-GAAP Diluted EPS* -6% Y/Y 0.1x Net Debt* to TTM Adjusted EBITDA* 11.9% Adjusted ROIC* $18M in Q2 share repurchases

Forward-Looking Statements This Earnings Infographic and supporting materials contain “forward-looking” statements, including ScanSource's FY26 annual outlook and mid-term goals, which involve risks and uncertainties, many of which are beyond ScanSource’s control. No undue reliance should be placed on such statements, as any number of factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, the following factors, which are neither presented in order of importance nor weighted: macroeconomic conditions, including potential prolonged economic weakness, inflation, tariffs and changes in trade policy, the failure to manage and implement ScanSource's growth strategy, the ability for ScanSource to realize the synergies or other benefits from acquisitions, credit risks involving ScanSource's larger channel sales partners and suppliers, changes in interest and exchange rates and regulatory regimes impacting ScanSource's international operations, including new or increased tariffs, risk to the business from a cyberattack, a failure of IT systems, failure to hire and retain quality employees, loss of ScanSource's major channel sales partners, relationships with key suppliers and channel sales partners or a termination or a modification of the terms under which it operates with these key suppliers and channel sales partners, changes in ScanSource's operating strategy, and other factors set forth in the "Risk Factors" contained in ScanSource's annual report on Form 10-K for the year ended June 30, 2025, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission. Except as may be required by law, ScanSource expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this Earnings Infographic or otherwise. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), ScanSource also discloses certain non-GAAP measures, including non-GAAP SG&A expenses, non-GAAP operating income, non-GAAP operating income margin, non-GAAP pre-tax income, non-GAAP net income, non-GAAP diluted EPS, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC, free cash flow and net sales in constant currency excluding acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. Please see the “Non-GAAP Financial Information” section in the quarterly earnings press release for additional description of ScanSource’s non-GAAP measures. ScanSource discloses forward-looking information that is not presented in accordance with GAAP with respect to adjusted EBITDA, adjusted EBITDA margin, adjusted ROIC, and free cash flow. ScanSource believes that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as acquisitions and divestitures, restructuring costs, impairment charges and other unusual or non-recurring items. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward- looking information to the most directly comparable GAAP financial measure is not provided. 3

Consolidated, 5-Quarter Financial Summary ($ in thousands, except per share data) Q2 FY26 Q1 FY26 Q4 FY25 Q3 FY25 Q2 FY25 Q/Q Y/Y Select reported GAAP measures: Net sales $ 766,512 $ 739,650 $ 812,886 $ 704,847 $ 747,497 4% 3% Gross profit $ 102,910 $ 107,473 $ 105,102 $ 100,202 $ 101,723 (4)% 1% Gross profit margin % 13.4% 14.5% 12.9% 14.2% 13.6% (110) bp (18) bp SG&A expenses $ 78,114 $ 75,275 $ 71,610 $ 69,698 $ 73,920 4% 6% Operating income $ 17,868 $ 25,903 $ 26,787 $ 22,339 $ 18,444 (31)% (3)% Operating income margin % 2.33% 3.50% 3.30% 3.17% 2.47% (117) bp (14) bp Net income $ 16,493 $ 19,878 $ 20,089 $ 17,431 $ 17,053 (17)% (3)% Diluted EPS $ 0.75 $ 0.89 $ 0.88 $ 0.74 $ 0.70 (16)% 7% Select reported non-GAAP measures: Non-GAAP operating income $ 23,219 $ 30,911 $ 31,288 $ 26,639 $ 25,911 (25)% (10)% Non-GAAP operating income margin % 3.03% 4.18% 3.85% 3.78% 3.47% (115) bp (44) bp Non-GAAP net income $ 17,611 $ 23,685 $ 23,322 $ 20,298 $ 20,698 (26)% (15)% Non-GAAP diluted EPS $ 0.80 $ 1.06 $ 1.02 $ 0.86 $ 0.85 (25)% (6)% Adjusted EBITDA (non-GAAP) $ 31,193 $ 38,590 $ 38,639 $ 35,053 $ 35,299 (19)% (12)% Adjusted EBITDA margin % (non-GAAP) 4.07% 5.22% 4.75% 4.97% 4.72% (115) bp (65) bp Adjusted ROIC (non-GAAP) 11.9% 14.6% 14.9% 13.6% 13.3% (270) bp (140) bp Operating cash flow (QTR) $ 30,838 $ 23,211 $ 7,644 $ 66,058 $ (6,190) Less: Capital expenditures (QTR) $ (1,975) $ (2,395) $ (2,517) $ (1,420) $ (1,974) Free cash flow (QTR) (Non-GAAP) $ 28,863 $ 20,816 $ 5,127 $ 64,638 $ (8,164) Operating cash flow (TTM) $ 127,751 $ 90,723 $ 112,342 $ 159,436 $ 253,530 Less: Capital expenditures (TTM) $ (8,307) $ (8,306) $ (8,286) $ (7,039) $ (8,039) Free cash flow (TTM) (Non-GAAP) $ 119,444 $ 82,417 $ 104,056 $ 152,397 $ 245,491 Note: Margin % reflects measure as a percentage of net sales. ScanSource, Inc. Earnings Infographic Q2 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 4 February 5, 2026

Specialty Technology Solutions, 5-Quarter Financial Summary ($ in thousands) Q2 FY26 Q1 FY26 Q4 FY25 Q3 FY25 Q2 FY25 Q/Q Y/Y Net sales $ 741,540 $ 715,447 $ 788,708 $ 678,433 $ 723,277 4% 3% Gross profit $ 78,228 $ 83,903 $ 81,187 $ 73,994 $ 77,764 (7)% 1% Gross profit margin % 10.5% 11.7% 10.3% 10.9% 10.8% (118) bp (20) bp GAAP operating income $ 11,001 $ 20,375 $ 20,937 $ 14,294 $ 14,077 (46)% (22)% GAAP operating income margin % 1.48% 2.85% 2.65% 2.11% 1.95% (136) bp (46) bp Add: Intangible amortization expense $ 2,097 $ 2,216 $ 2,739 $ 2,753 $ 2,741 Add: Change in fair value $ 1,128 $ 145 $ (1,407) $ 94 $ 473 Add: Tax recovery(a) $ (789) $ — $ (470) $ (1,820) $ (750) Non-GAAP operating income $ 13,437 $ 22,736 $ 21,799 $ 15,321 $ 16,541 (41)% (19)% Non-GAAP operating income margin % 1.81% 3.18% 2.76% 2.26% 2.29% (137) bp (48) bp Reconciliation of Operating Income to Adjusted EBITDA GAAP operating income $ 11,001 $ 20,375 $ 20,937 $ 14,294 $ 14,077 (46)% (22)% Plus: Depreciation expense 1,606 1,753 2,134 2,511 3,095 Intangible amortization expense 2,097 2,216 2,739 2,753 2,741 Interest income 3,132 2,926 2,744 2,598 2,430 Other income/(expense), net (650) (186) (491) 124 482 EBITDA (non-GAAP) 17,186 27,084 28,063 22,280 22,825 (37)% (25)% Adjustments: Share-based compensation expense 3,347 2,551 2,419 2,664 2,787 31% 20% Change in fair value 1,128 145 (1,407) 94 473 Tax recovery(a) (789) — (470) (1,820) (750) Adjusted EBITDA (non-GAAP) $ 20,872 $ 29,780 $ 28,605 $ 23,218 $ 25,335 (30)% (18)% Adjusted EBITDA margin % (non-GAAP) 2.81% 4.16% 3.63% 3.42% 3.50% (135) bp (69) bp (a) Recovery of prior period indirect taxes in Brazil ScanSource, Inc. Earnings Infographic Q2 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 5 February 5, 2026

Intelisys & Advisory, 5-Quarter Financial Summary ($ in thousands) Q2 FY26 Q1 FY26 Q4 FY25 Q3 FY25 Q2 FY25 Q/Q Y/Y Net sales $ 24,972 $ 24,203 $ 24,178 $ 26,414 $ 24,220 3% 3% Gross profit $ 24,682 $ 23,570 $ 23,915 $ 26,208 $ 23,959 5% 3% Gross profit margin % 98.8% 97.4% 98.9% 99.2% 98.9% 140 bp (10) bp GAAP operating income $ 7,513 $ 5,818 $ 6,041 $ 8,320 $ 6,440 29% 17% GAAP operating income margin % 30.09% 24.04% 24.99% 31.50% 26.59% 605 bp 350 bp Add: Intangible amortization expense $ 2,188 $ 2,188 $ 2,188 $ 2,188 $ 2,260 Add: Change in fair value $ 81 $ 169 $ 1,260 $ 810 $ 670 Non-GAAP operating income $ 9,782 $ 8,175 $ 9,489 $ 11,318 $ 9,370 20% 4% Non-GAAP operating income margin % 39.17% 33.78% 39.25% 42.85% 38.69% 539 bp 48 bp Reconciliation of Operating Income to Adjusted EBITDA GAAP operating income $ 7,513 $ 5,818 $ 6,041 $ 8,320 $ 6,440 29% 17% Plus: Depreciation expense 47 42 40 39 36 Intangible amortization expense 2,188 2,188 2,188 2,188 2,260 Interest income 231 255 310 244 263 Other income/(expense), net (51) 13 (59) 1 61 EBITDA (non-GAAP) 9,928 8,316 8,520 10,792 9,060 19% 10% Adjustments: Share-based compensation expense 312 325 254 233 234 Change in fair value 81 169 1,260 810 670 Adjusted EBITDA (non-GAAP) $ 10,321 $ 8,810 $ 10,034 $ 11,835 $ 9,964 17% 4% Adjusted EBITDA margin % (non-GAAP) 41.33% 36.40% 41.50% 44.81% 41.14% 493 bp 19 bp ScanSource, Inc. Earnings Infographic Q2 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 6 February 5, 2026

Net Sales, Constant Currency Excluding Acquisitions (Organic Growth) - QTR ($ in thousands) Net Sales by Segment: Q2 FY26 Q2 FY25 % Change Specialty Technology Solutions: Net sales, as reported $ 741,540 $ 723,277 2.5 % Foreign exchange impact (a) (4,412) — Less: Acquisitions (2,034) — Non-GAAP net sales $ 735,094 $ 723,277 1.6 % Intelisys & Advisory: Non-GAAP net sales $ 24,972 $ 24,220 3.1 % Consolidated: Net sales, as reported $ 766,512 $ 747,497 2.5 % Foreign exchange impact (a) (4,412) — Less: Acquisitions (2,034) — Non-GAAP net sales $ 760,066 $ 747,497 1.7 % Net Sales by Geography: Q2 FY26 Q2 FY25 % Change United States: Net sales, as reported (b) $ 707,366 $ 687,111 2.9 % Less: Acquisitions (2,034) — Non-GAAP net sales $ 705,332 $ 687,111 2.7 % Brazil: Net sales, as reported (c) $ 59,146 $ 60,386 (2.1) % Foreign exchange impact (a) (4,412) — Non-GAAP net sales $ 54,734 $ 60,386 (9.4) % Consolidated: Net sales, as reported $ 766,512 $ 747,497 2.5 % Foreign exchange impact (a) (4,412) — Less: Acquisitions (2,034) — Non-GAAP net sales $ 760,066 $ 747,497 1.7% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended December 31, 2025 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended December 31, 2024. (b) Includes net sales in Canada that are supported by U.S. operations and represent less than 5.0% of United States net sales for the quarters ended December 31, 2025 and 2024. (c) Includes net sales from outside of the United States, Canada and Brazil, which represent less than 0.1% of Brazil net sales for the quarters ended December 31, 2025 and 2024. ScanSource, Inc. Earnings Infographic Q2 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 7 February 5, 2026

Recurring Revenue Gross Profit as a % of Gross Profit - QTR ($ in thousands) Q2 FY26 Q1 FY26 Q4 FY25 Q3 FY25 Q2 FY25 Q/Q Y/Y Net sales by product/services: Products and services $ 724,489 $ 702,984 $ 776,349 $ 665,229 $ 711,235 3.1% 1.9 % Recurring revenue (a) 42,023 36,666 36,537 39,618 36,262 14.6% 15.9 % Consolidated $ 766,512 $ 739,650 $ 812,886 $ 704,847 $ 747,497 3.6% 2.5 % Recurring revenue by segment: Specialty Technology Solutions $ 18,152 $ 13,816 $ 12,341 $ 14,608 $ 12,419 31.4% 46.2 % Intelisys & Advisory 23,871 22,850 24,196 25,010 23,843 4.5% 0.1 % Consolidated $ 42,023 $ 36,666 $ 36,537 $ 39,618 $ 36,262 14.6% 15.9 % Recurring revenue gross profit by segment: Specialty Technology Solutions $ 14,373 $ 11,232 $ 8,979 $ 10,598 $ 9,187 28.0% 56.4 % Intelisys & Advisory 23,871 22,850 24,196 25,010 23,843 4.5% 0.1 % Consolidated $ 38,244 $ 34,082 $ 33,175 $ 35,608 $ 33,030 12.2% 15.8 % Gross profit by segment: Specialty Technology Solutions $ 78,228 $ 83,903 $ 81,187 $ 73,994 $ 77,764 (6.8) % 0.6 % Intelisys & Advisory 24,682 23,570 23,915 26,208 23,959 4.7% 3.0 % Consolidated $ 102,910 $ 107,473 $ 105,102 $ 100,202 $ 101,723 (4.2) % 1.2 % Recurring revenue gross profit as % of gross profit: Specialty Technology Solutions 18.4% 13.4% 11.1% 14.3% 11.8 % Intelisys & Advisory 96.7% 96.9% 101.2% 95.4% 99.5 % Consolidated 37.2% 31.7% 31.6% 35.5% 32.5% (a) Recurring revenue represents primarily agency commissions, managed connectivity, SaaS, subscription, and hardware rentals. ScanSource, Inc. Earnings Infographic Q2 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 8 February 5, 2026

Average Adjusted Return on Invested Capital - QTR ($ in thousands) Q2 FY26 Q1 FY26 Q4 FY25 Q3 FY25 Q2 FY25 Reconciliation of Net Income to Adjusted EBITDA Net income - GAAP $ 16,493 $ 19,878 $ 20,089 $ 17,431 $ 17,053 Plus: Interest expense 1,946 1,914 2,099 1,836 1,970 Income taxes 2,928 7,118 7,408 6,795 2,657 Depreciation and amortization 5,938 6,200 7,101 7,492 8,132 EBITDA (non-GAAP) 27,305 35,110 36,697 33,554 29,812 Adjustments: Change in fair value of contingent consideration 1,209 314 (147) 904 1,143 Share-based compensation 3,660 2,876 2,673 2,896 3,021 Tax recovery (a) (789) — (470) (1,820) (750) Acquisition costs 593 261 191 204 151 Restructuring costs — — — — 313 Cyberattack restoration costs 53 29 — 71 30 Insurance recovery, net of payments (838) — (305) (756) — Legal settlement — — — — 1,579 Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP) $ 31,193 $ 38,590 $ 38,639 $ 35,053 $ 35,299 Invested Capital Calculation Equity - beginning of quarter $ 914,032 $ 906,393 $ 901,746 $ 900,662 $ 920,893 Equity - end of quarter 910,886 914,032 906,393 901,746 900,662 Adjustments: Change in fair value of contingent consideration, net 907 236 (110) 681 861 Share-based compensation, net 2,741 2,152 2,007 2,176 2,271 Tax recovery, net (2,991) — (310) (1,201) (2,560) Acquisition costs 593 261 191 204 151 Restructuring costs, net — — — — 236 Cyberattack restoration costs, net 39 21 — 54 23 Insurance recovery, net (629) — (229) (570) — Legal settlement, net — — — — 1,189 Average equity 912,789 911,548 904,844 901,876 911,863 Average funded debt (b) 131,470 137,113 138,270 140,207 142,143 Invested capital (denominator for Adjusted ROIC) (non-GAAP) $ 1,044,259 $ 1,048,661 $ 1,043,114 $ 1,042,083 $ 1,054,006 Adjusted return on invested capital (ROIC), annualized (c) 11.9% 14.6% 14.9% 13.6% 13.3% (a) Recovery of prior period indirect taxes in Brazil (b) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt. (c) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA) with other non-GAAP adjustments (Adjusted EBITDA), annualized, divided by invested capital for the period. The annualized Adjusted EBITDA amount is divided by days in the quarter times 365 days per year, or 366 days for a leap year. ScanSource, Inc. Earnings Infographic Q2 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 9 February 5, 2026

Net Debt and Adjusted EBITDA Metrics ($ in thousands) Q2 FY26 Q1 FY26 Q4 FY25 Q3 FY25 Q2 FY25 Consolidated debt (Q/E) $ 102,663 $ 133,913 $ 136,149 $ 138,024 $ 139,899 Less: Cash and cash equivalents of continuing operations (Q/E) (83,466) (124,924) (126,157) (146,287) (110,520) Net debt (Q/E) (non-GAAP) $ 19,197 $ 8,989 $ 9,992 $ (8,263) $ 29,379 Reconciliation of Net Income to Adjusted EBITDA Net income - GAAP $ 16,493 $ 19,878 $ 20,089 $ 17,431 $ 17,053 Plus: Interest expense 1,946 1,914 2,099 1,836 1,970 Income taxes 2,928 7,118 7,408 6,795 2,657 Depreciation and amortization 5,938 6,200 7,101 7,492 8,132 EBITDA (non-GAAP) 27,305 35,110 36,697 33,554 29,812 Adjustments: Share-based compensation 3,660 2,876 2,673 2,896 3,021 Change in fair value of contingent consideration 1,209 314 (147) 904 1,143 Tax recovery (a) (789) — (470) (1,820) (750) Acquisition costs 593 261 191 204 151 Restructuring costs — — — — 313 Cyberattack restoration costs 53 29 — 71 30 Insurance recovery, net of payments (838) — (305) (756) — Legal settlement — — — — 1,579 Adjusted EBITDA (non-GAAP) $ 31,193 $ 38,590 $ 38,639 $ 35,053 $ 35,299 Adjusted EBITDA, TTM (non-GAAP) (b) $ 143,475 Net Debt / Adjusted EBITDA, TTM (non-GAAP) 0.1 x (a) Recovery of prior period indirect taxes in Brazil (b) Adjusted EBITDA for the trailing 12-month period ScanSource, Inc. Earnings Infographic Q2 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 10 February 5, 2026

Working Capital, 5-Quarter Summary ($ in thousands) Q2 FY26 Q1 FY26 Q4 FY25 Q3 FY25 Q2 FY25 Accounts receivable (Q/E) $ 605,411 $ 557,071 $ 635,521 $ 562,820 $ 549,112 Days sales outstanding in receivables 71 68 70 72 66 Inventory (Q/E) $ 490,259 $ 505,339 $ 483,815 $ 476,206 $ 491,978 Inventory turns 5.3 5.1 5.9 5.0 5.2 Accounts payable (Q/E) $ 576,662 $ 529,578 $ 598,595 $ 540,765 $ 520,408 Paid for inventory days* 3.1 12.4 (1.1) 7.6 11.1 Working capital (Q/E) (AR+INV-AP) $ 519,008 $ 532,832 $ 520,741 $ 498,261 $ 520,682 Cash conversion cycle 74 80 69 80 77 *Paid for inventory days represent Q/E inventory days less Q/E accounts payable days. ScanSource, Inc. Earnings Infographic Q2 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 11 February 5, 2026

Operating Income, Net Income, EPS & Other - QTR ($ in thousands, except for share data) Quarter ended December 31, 2025 Reported GAAP measure Intangible amortization expense Acquisition costs (a) Restructuring costs Change in fair value of contingent consideration Tax recovery Cyberattack restoration costs Insurance recovery, net Non-GAAP measure SG&A expenses $ 78,114 $ — $ (593) $ — $ — $ 789 $ (53) $ — $ 78,257 Operating income 17,868 4,285 593 — 1,209 (789) 53 — 23,219 Pre-tax income 19,421 4,285 593 — 1,209 (789) 53 (838) 23,934 Net income 16,493 3,199 593 — 907 (2,991) 39 (629) 17,611 Diluted EPS $ 0.75 $ 0.14 $ 0.03 $ — $ 0.04 $ (0.14) $ — $ (0.03) $ 0.80 ($ in thousands, except for share data) Quarter ended September 30, 2025 Reported GAAP measure Intangible amortization expense Acquisition costs (a) Restructuring costs Change in fair value of contingent consideration Tax recovery Cyberattack restoration costs Insurance recovery, net Non-GAAP measure SG&A expenses $ 75,275 $ — $ (261) $ — $ — $ — $ (29) $ — $ 74,985 Operating income 25,903 4,404 261 — 314 — 29 — 30,911 Pre-tax income 26,996 4,404 261 — 314 — 29 — 32,004 Net income 19,878 3,289 261 — 236 — 21 — 23,685 Diluted EPS $ 0.89 $ 0.15 $ 0.01 $ — $ 0.01 $ — $ — $ — $ 1.06 (a) Acquisition costs are generally nondeductible for tax purposes. ScanSource, Inc. Earnings Infographic Q2 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 12 February 5, 2026

Operating Income, Net Income, EPS & Other - QTR, continued ($ in thousands, except for share data) Quarter ended June 30, 2025 Reported GAAP measure Intangible amortization expense Acquisition costs (a) Restructuring costs Change in fair value of contingent consideration Tax recovery Cyberattack restoration costs Insurance recovery, net Non-GAAP measure SG&A expenses $ 71,610 $ — $ (191) $ — $ — $ 470 $ — $ — $ 71,889 Operating income 26,787 4,927 191 — (147) (470) — — 31,288 Pre-tax income 27,497 4,927 191 — (147) (470) — (305) 31,693 Net income 20,089 3,691 191 — (110) (310) — (229) 23,322 Diluted EPS $ 0.88 $ 0.16 $ 0.01 $ — $ — $ (0.01) $ — $ (0.01) $ 1.02 ($ in thousands, except for share data) Quarter ended March 31, 2025 Reported GAAP measure Intangible amortization expense Acquisition costs (a) Restructuring costs Change in fair value of contingent consideration Tax recovery Cyberattack restoration costs Insurance recovery, net Non-GAAP measure SG&A expenses $ 69,698 $ — $ (204) $ — $ — $ 1,820 $ (71) $ — $ 71,243 Operating income 22,339 4,941 204 — 904 (1,820) 71 — 26,639 Pre-tax income 24,226 4,941 204 — 904 (1,820) 71 (756) 27,770 Net income 17,431 3,699 204 — 681 (1,201) 54 (570) 20,298 Diluted EPS $ 0.74 $ 0.16 $ 0.01 $ — $ 0.03 $ (0.05) $ — $ (0.02) $ 0.86 (a) Acquisition costs are generally nondeductible for tax purposes. ScanSource, Inc. Earnings Infographic Q2 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 February 5, 2026

Operating Income, Net Income, EPS & Other - QTR, continued ($ in thousands, except for share data) Quarter ended December 31, 2024 Reported GAAP measure Intangible amortization expense Acquisition costs (a) Restructuring costs Change in fair value of contingent consideration Tax recovery Cyberattack restoration costs Legal Settlement Non-GAAP measure SG&A expenses $ 73,920 $ — $ (151) $ — $ — $ 750 $ (30) $ (1,579) $ 72,910 Operating income 18,444 5,001 151 313 1,143 (750) 30 1,579 25,911 Pre-tax income 19,710 5,001 151 313 1,143 (750) 30 1,579 27,177 Net income 17,053 3,745 151 236 861 (2,560) 23 1,189 20,698 Diluted EPS $ 0.70 $ 0.15 $ 0.01 $ 0.01 $ 0.04 $ (0.11) $ — $ 0.05 $ 0.85 (a) Acquisition costs are generally nondeductible for tax purposes. ScanSource, Inc. Earnings Infographic Q2 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 14 February 5, 2026